WELCOME TO THE 2006 SHAREHOLDER MEETING


DELIVERING THE
Energy...


vision


and courage


to change
THE FACE OF BANKING.
UnionNational

Union National

COMMUNITY BANK

This presentation contains forward-looking statements. Forward-looking statements include the information concerning possible or assumed future results of operations of Union National Financial Corporation, Union National Community Bank, or the combined company. When we use words such as “believes,” “expects,” anticipates” or similar expressions, we are making forward-looking statements.

Shareholders should note that many factors, (some of which are discussed in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Union National Financial Corporation’s 2005 Annual Report), could affect the future financial results of Union National Financial Corporation, Union National Community Bank, or the combined company and could cause those results to differ materially from those expressed in our forward-looking statements.

You should carefully review the risk factors described in documents the Corporation files from time to time with the Securities and Exchange Commission.

Record Earnings

	2005	2004	CHANGE
Net Income	$3,353,000	$3,223,000	+4.0%
Earnings (Basic) Per Share	$1.33	$1.28	+3.9%
Dividends Per Share	$0.625	$0.610	+2.5%
Return on Average Assets	0.79%	0.87%	
Return on Average Realized Equity	12.64%	12.62%	

*Per share information is adjusted to reflect the 5% stock dividend declared by the Corporation's Board of Directors on April 21, 2005, payable on May 20, 2005, to stockholders of record on May 5, 2005.



Earnings and Dividends Per Share
Earnings Per Share (Basic)
Dividends Per Share
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.28
$1.33
$.61
$.625
2001
2002
2003
2004
2005

Per share information is adjusted to reflect the 5% stock dividend declared by the Corporation's Board of Directors on April 21, 2005, payable on May 20, 2005, to stockholders of record on May 5, 2005.

Return on Equity =

Net Earnings/

Average Stockholders' Equity


Return on Average Realized Stockholders' Equity*
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
9.21%
12.51%
12.38%
12.62%
12.64%
2001
2002
2003
2004
2005
* Excludes the impact of accumulated other comprehensive income on total stockholders' equity.

Net Interest Margin =
(Tax Equivalent Basis)

(Interest Income – Interest Expense)/

Total Earning Assets

Net Interest Margin*



Earnings Rate
Cost of Funds
Net Interest Margin
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
7.87%
4.16%
4.20%
7.00%
3.02%
4.33%
6.16%
2.34%
4.09%
5.91%
2.14%
3.99%
6.26%
2.71%
3.83%
2001
2002**
2003**
2004
2005

* The rates shown are on a taxable equivalent basis.

** Excludes impact of early payoff costs on FHLB Borrowings of $359,000 in 2003 and $382,000 in 2002.

Other Operating Income
(Excludes Investment Securities Gains/Losses)*



5,500
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
(In Thousands)
26.0%
24.0%
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
17.3%
19.9%
24.7%
23.1%
23.6%
2,281
2,837
3,719
3,901
4,426
2001
2002
2003
2004
2005
Total Other Operating Income - Dollars without Investment Securities*
Percentage of Total Income (Net Interest Income plus Other Operating Income)

* Home Team Financial, LLC is reported on an unconsolidated basis.

Year to Year Comparison

	12/31/05	12/31/04	
Total Assets	$462,178,000	$399,290,000	+15.7%
Total Core Deposits*	$270,487,000	$251,227,000	+7.7%
Total Loans	$300,213,000	$263,001,000	+14.1%
Commercial Loans	$197,697,000	$157,555,000	+25.5%

* Excludes brokered CDs

Commercial Loans Outstanding


(IN MILLIONS)
220
200
180
160
140
120
100
80
Commercial Loan growth for
one year 26.9%
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05

Credit Quality Trends

Average Delinquency

2003	2004	2005
1.22%	1.38%	1.10%

Non Performing Loans/Total Loans

2003	2004	2005
.60%	.74%	.70%

Net Charge-Offs

2003	2004	2005
$101,000	$101,000	$294,000

UnionNationalAdvisors
Assets Under Management *



(IN MILLIONS)
190
180
170
160
150
140
130
120
110
100
90
80
70
60
50
40
86
123
168
171
4Q02
4Q 03
4Q 04
4Q 05

* Assets include Trust, Retirement Plans, and Brokerage Books of Business

Union National

COMMUNITY BANK

YEAR TO YEAR COMPARISON

	12/31/05	12/31/04	CHANGE
TOTAL ASSETS	$462,178,000	$399,290,000	+15.7%
TOTAL LOANS	$300,213,000	$263,001,000	+14.1%
TOTAL DEPOSITS	$296,610,000	$265,970,000	+11.5%



Financial Highlights
(IN MILLIONS)
500
450
400
350
300
250
200
150
100
50
0
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Loans
Deposits
Assets

BEST PLACES to work in PA 2005


Union
National
570


UnionNational



GOLD CAFE'!

Union National

COMMUNITY BANK

THE STORY . . . . . .

Union National
COMMUNITY BANK

Continues!

The Bank and the Brand
A Historical Perspective



UNION NATIONAL
MOUNT JOY BANK

MOUNT JOY, PA. 17552

OUR JOURNEY TO EXCELLENCE



ROCK SOLID

BUILDING MOMENTUM

2005
COMMERCIAL & BUSINESS BANKING

New Business Closed	Up 21% over 2004
New Deposits Generated	Up 55% over 2004
Net Loan Growth	26% Growth

ROCK SOLID

BUILDING MOMENTUM

2005

UNION NATIONAL ADVISORS

Total Revenues	Up 37%
Brokerage Volume	Up 18%
Brokerage Revenue	Up 33%

THE UNION NATIONAL STORY

April 24, 2006

An Exciting New Chapter Begins!

A Reinvention . . . . .

A Revolution . . . . .

To Change the Face of Banking

IMAGINE

- A high-end shop featuring the best coffee, espresso based beverages, and gourmet desserts around . . . .
- In a warm yet invigorating environment . . . .
- Served by a professional, knowledgeable and engaging staff . . . .
- That was actually a full service bank, with the best menu of financial services in the county!

GOLD

CAFE

AT UNION NATIONAL COMMUNITY BANK


GOLD


GOLD
CAFE
OPENING


GOLD
CAFE






GOLD


GOLD

GOLD CAFE

- A Remarkably Different Banking Experience
- A Bank that is actually a destination point and a gathering place
- Stimulating environment – engages the senses
- Warm and relaxing
- Convenience & "kick-back"
- Connects customers with a sensory experience backed by the financial services of our Bank

- Attracts a clientele who possess aesthetic sensibilities and who seek cultural diversity
- Also appeals to the mass market
- Connects business with pleasure
- Connects casual with formal
- Connects country with city – rural with urban experience

THE GOLD CAFÉ TEAM

The Financial Barista

- Bankers
- Actual Baristas
- Their Mission
  - – Engage our Clients, Deliver the Experience

THE STRATEGY:

- Stimulate Trial
- Create Opportunities
- Engage The Client
- Deliver Un-Matched Value Proposition
  - Facility
  - Products
  - People
  - Convenience

GOLD
CAFE
AT UNION NATIONAL COMMUNITY BANK

Just a cool new branch, right?

THE NEW UNION NATIONAL BUSINESS MODEL


Continuous Process Improvement
Innovation
Efficiency
Engaged Heroes
Remarkable
Customer
Experience
Segmented Definitions of RCE
Efficiency
Innovation
Innovative Delivery Channels

THE BANKING "EXPERIENCE"

Experiences are events that engage individuals in a personal way

Companies stage an experience when they engage customers in a memorable way



Staging experiences is not about entertaining customers; it's about engaging them

What is remarkable anyway?

An experience that is so good that it compels one to go and tell someone else about it

SEGMENTED DEFINITIONS OF REMARKABLE CUSTOMER EXPERIENCE

The Union National Customer Experience

The Mass Market Customer Experience

-Traditional Offices
-Gold Cafés
-UNA

The Business Customer Experience

- Commercial Banking
- Business Banking
- Corporate & Professional Services
- UNA

The High Net Worth Customer Experience

- Life/Wealth
- UNA

KEY TO DEVELOPING & MANAGING OUR REMARKABLE CUSTOMER EXPERIENCE

Formalize

The

CRM

Strategy

CRM STRATEGY

- **R**etention
- **E**xpansion
- **A**cquisition

Proactive

Developing our Remarkable Experience

PROCESS IMPROVEMENT

&

OBSTACLE REMOVAL

CONTINUOUS PROCESS/IMPROVEMENT

- Align processes with RCE
- Remove obstacles
- The Quality Council

INNOVATIVE DELIVERY CHANNELS

GOLD CAFE

AT UNION NATIONAL COMMUNITY BANK

Union National

COMMUNITY BANK

UnionNationalAdvisors

OFFERING

SEI Wealth Network®

Home Team

FINANCIAL, LLC.

ENGAGED



HEROES

ENGAGED HEROES AT UNION NATIONAL

- Engagement

- Competency



Continuous Process Improvement
Innovation
Efficiency
Engaged Heroes
Remarkable
Customer
Experience
Segmented Definitions of RCE
Efficiency
Innovation
Innovative Delivery Channels

2006: OUR CHALLENGES

- Respond to market, economic, competitive pressures
- Profitably grow the organization
  - New endeavors
  - Existing footprint
- Balance innovation and efficiency
- Execute and deliver the experience

2006: THE OPPORTUNITY

- GROW THE ORGANIZATION
- EXECUTE OUR PLANS
- ENGAGE TEAM MEMBERS
- ACHIEVE EARNINGS TARGETS

THE STORY COMES TO LIFE –

BECOMES A BEST SELLER!

“Credit or Debit?” meets
“Regular or Decaf?”

www.goldcafes.com

Bankers & baristas brilliantly blended.

www.goldcafes.com

The coolest bank
not named “dad.”

www.goldcafes.com

Checking and savings meet cream and sugar.

www.goldcafes.com

Your money bone's connected to your coffee bone.

www.goldcafes.com

What happens when bankers get in touch with their inner rock stars.

www.goldcafes.com

Liquidity meets liquid.

www.goldcafes.com

Paying tuition for 8:00 a.m. classes meets staying awake for 8:00 a.m. classes.

www.goldcafes.com

A bank you'd feel comfortable taking home to meet mom.

www.goldcafes.com

That's "bank," spelled "c-o-f-f-e-e."

www.goldcafes.com

Loose change? We'll take it.

www.goldcafes.com

Put your mouth
where your money is.

www.goldcafes.com

Liquid alarm clocks in small, medium, and large.

www.goldcafes.com

The perfect place for tightwads with loose change.

www.goldcafes.com

Cold, hard cash meets
cold, iced coffee.

www.goldcafes.com

I like my sugar with coffee & cream.

www.goldcafes.com

The let's-go-hang-out-at-the-bank bank.

www.goldcafes.com

Serving Lancaster County banking for 153 years.

Serving gourmet coffees since last week.

www.goldcafes.com

The Union National Story

JANUARY 1 TO DECEMBER 31, 2005

	99 PA Banks*	UNFC
YTD Price Change (%)	-1.3	-16.2
3 Month Price Change (%)	0	0
Dividend Yield (%)	2.8	2.9
Price/LTM Earnings (X)	15.8	16.4
Price/Tangible Book (%)	183	199

* Data provided by Janney Montgomery Scott, LLC

PRICING INFORMATION AS OF APRIL 5, 2006 PA BANKS WITH ASSETS OF $400M-$600M

	18 PA Banks*	UNFC
Asset Growth	+5.1%	+15.8%
Loan Growth	+11.6%	+14.2%
Deposit Growth	+5.4%	+11.5%

* Data provided by Janney Montgomery Scott, LLC

PRICING INFORMATION AS OF APRIL 5, 2006 PA BANKS WITH ASSETS OF $400M-$600M

	18 PA Banks*	UNFC
Price/LTM Earnings	15.9X	14.5X
Price/Tangible Book	162	175
Dividend Yield	2.7	3.4

* Data provided by Janney Montgomery Scott, LLC

PRICING INFORMATION AS OF APRIL 5, 2006 PA BANKS WITH ASSETS OF $400M-$600M

	18 PA Banks*	UNFC
Return on Average Assets	0.95	0.79
Return on Average Equity	10.75	12.64
5 Year Average ROAA	0.98	0.88
5 Year Average ROAE	10.77	11.87
5 Year EPS Growth (CAGR)	7.4	10.1

* Data provided by Janney Montgomery Scott, LLC



Union National Financial Corporation
Total Return - 5 years
Value of $10,000 Investment in 3/2001 assuming dividends are reinvested. Compounded value at 3/31/06 is $16,168 annualized return of 10.1%.
25,000.00
23,000.00
21,000.00
19,000.00
17,000.00
15,000.00
13,000.00
11,000.00
9,000.00
7,000.00
5,000.00
1st Qtr 2001
2nd Qtr 2001
3rd Qtr 2001
4th Qtr 2001
1st Qtr 2002
2nd Qtr 2002
3rd Qtr 2002
4th Qtr 2002
1st Qtr 2003
2nd Qtr 2003
3rd Qtr 2003
4th Qtr 2003
1st Qtr 2004
2nd Qtr 2004
3rd Qtr 2004
4th Qtr 2004
1st Qtr 2005
2nd Qtr 2005
3rd Qtr 2005
4th Qtr 2005
1st Qtr 2006



Union National Financial Corporation
Total Return - 1987 to Present
140,000.00
120,000.00
100,000.00
80,000.00
60,000.00
40,000.00
20,000.00
-
Value of $10,000 Investment on 1/1/1987 assuming dividends are reinvested. Compounded value at 3/31/06 is $103,563, an annualized return of 12.9%.
1/1/1987
4th Qtr 1987
4th Qtr 1988
4th Qtr 1989
4th Qtr 1990
4th Qtr 1991
4th Qtr 1992
4th Qtr 1993
4th Qtr 1994
4th Qtr 1995
4th Qtr 1996
4th Qtr 1997
4th Qtr 1998
4th Qtr 1999
4th Qtr 2000
4th Qtr 2001
4th Qtr 2002
4th Qtr 2003
4th Qtr 2004
4th Qtr 2005

UNION NATIONAL FINANCIAL CORPORATION

	March 31, 2006	March 31, 2005	Change
Net Income	$770,000	$822,000	-6.3%
Basic EPS	.31	.33	-6.1%
Dividend Per Share	.16	.152	+5.3%
Total Assets	$478,350,000	$412,204,000	+16.0%
Total Loans	$304,350,000	$267,649,000	+13.7%
Total Deposits	$315,391,000	$275,141,000	+14.6%

www.uncb.com

Vision, courage,
energy to change the face of banking in Lancaster County

GOLD CAFE

Union National COMMUNITY BANK

THANK YOU!

Home Team FINANCIAL, LLC

UnionNationalAdvisors OFFERING SEI Wealth Network®